Exhibit 2.6

SUBSIDIARY GUARANTY

THIS SUBSIDIARY GUARANTY (“Subsidiary Guaranty”) is made as of May 11, 2007, by and between the entity signatory hereto (the “Subsidiary Guarantor”) and TD Banknorth, N.A., a national banking association with a principal place of business at 61 Main Street, Andover, MA 01810 (“Banknorth” or the “Lender”).

Capitalized terms used but not defined herein shall have the meanings ascribed in the Credit Agreement.

For good and valuable consideration, the receipt and sufficiency of which are acknowledged, and to induce the Lender to enter into the Credit Agreement and to continue to extend credit thereunder, the undersigned unconditionally guaranties, in accordance with the terms hereof and without any prior written notice, jointly and severally with all other Subsidiary Guarantors, that (a) AMI, OMPI and Rainier (the “Borrowers”) will duly and punctually pay or perform, at the place specified therefor, or if no place is specified, at the Lender’s main office or at the branch of the Lender where this Guaranty is given, all of the Obligations (as defined herein) of the Borrowers to the Lender, now or hereafter owing or incurred (including without limitation costs and expenses incurred by the Lender in attempting to collect or enforce any of the foregoing) which are chargeable to the Borrowers either by law or under the terms of the Lender’s arrangements with the Borrowers accrued in each case to the date of payment hereunder; and (b) if there is an agreement or instrument evidencing or executed and delivered in connection with any Obligation, the Borrowers will perform in all other respects strictly in accordance with the terms thereof.

This Subsidiary Guaranty is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance by the Borrowers of the Obligations and not of their collectibility only and is in no way conditioned upon any requirement that the Lender first attempt to collect any of the Obligations from the Borrower or any other party primarily or secondarily liable with respect thereto or resort to any security or other means of obtaining payment of any of the Obligations which the Lender now has or may acquire after the date hereof, or upon any other contingency whatsoever.

The Subsidiary Guarantor further agrees and not as a guarantor only, to pay to the Lender forthwith upon demand, in funds immediately available to the Lender, all reasonable costs and expenses (including court costs and legal expenses) incurred or expended by the Lender in connection with this Subsidiary Guaranty and the enforcement hereof, together with interest on amounts recoverable under this Subsidiary Guaranty from the time such amounts become due until payment at the usual rate charged by the Lender in similar circumstances.

The liability of the Subsidiary Guarantor hereunder shall be unlimited in amount.

“Obligation” and “Obligations” include, without limitation, any and all liabilities, debts, and obligations of the Borrower to the Lender, each of every kind, nature, and

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description, now existing or hereafter arising under the Credit Agreement of even date herewith, a Revolving Credit Note issued by the Borrower to the Lender in the principal amount of Four Million and 00/100 Dollars ($4,000,000.00), and a Acquisition Line Note of even date herewith issued by the Borrower to the Lender in the principal amount of One Million and 00/100 Dollars ($1,000,000.00).  “Obligations” also includes, without limitation, each obligation to repay all loans, advances, indebtedness, notes, obligations, overdrafts, and amounts now or hereafter at any time owing by the Borrower to the Lender (including all future advances or the like whether or not given pursuant to a commitment by the Lender), whether or not any of such are liquidated, unliquidated, primary, secondary, secured, unsecured, direct, indirect, absolute, contingent, or of any other type, nature, or description, or by reason of any cause of action which the Lender may hold against the Borrower, solely to the extent any of the foregoing obligations arise under or in connection with the Revolving Credit Note, the Acquisition Line Note and the Credit Agreement.  “Obligations” also includes, without limitation, all notes and other obligations of the Borrower now or hereafter assigned to or held by the Lender, each of every kind, nature and description; all interest and other amounts which may be charged to the Borrower and/or which may be due from the Borrower to the Lender from time to time; all fees and charges in connection with any account maintained by the Borrower with the Lender or any service rendered by the Lender; all costs and expenses incurred or paid by the Lender in respect of any agreement between the Borrower and the Lender or instrument furnished by the Borrower to the Lender (including, without limitation, Costs of Collection (as defined below), attorneys’ reasonable fees, and all court and litigation costs and expenses); and any and all covenants of the Borrower to or with the Lender and any and all obligations of the Borrower to act or to refrain from acting in accordance with the terms, provisions, and covenants of any agreement between the Borrower and the Lender or instrument furnished by the Borrower to the Lender, solely to the extent any of the foregoing obligations arise under or in connection with the Revolving Credit Note, the Acquisition Line Note and the Credit Agreement.  As used herein the term “indirect” includes, without limitation, all obligations and liabilities which the Lender may incur or become liable for, on account of, or as a result of any transactions between the Lender and the Borrower including, without limitation, any which may arise out of any letter of credit or acceptance, or similar instrument issued or obligation incurred by the Lender for the account of the Borrower; any which may arise out of any action brought or threatened against the Lender by the Borrower, any guarantor or endorser of the Obligations of the Borrower, or by any other person in connection with the Obligations, solely to the extent any of the foregoing obligations arise under or in connection with the Revolving Credit Note, the Acquisition Line Note and the Credit Agreement; and any obligation of the Borrower which may arise as endorser or guarantor of any third party, or as obligor to any third party, which obligation has been endorsed, participated, or assigned to the Lender.  The term “indirect” also refers to any direct or contingent liability of the Borrower to make payment toward any obligation held by the Lender (including, without limitation, on account of any industrial revenue bond) to the extent so held by the Lender.

Without limiting the foregoing, the undersigned agrees to reimburse the Lender, on demand, for any expenditures that the Lender may make in the exercise of its rights

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and/or remedies under the Credit Agreement, this Subsidiary Guaranty or any of the other Loan Documents.  The aforesaid indemnification agreement shall include, without limitation, (A) payment in full of the Obligations in the event that the Obligations are not satisfied in accordance with the terms hereof and (B) reasonable attorneys’ fees and expenses and court costs reasonably incurred by the Lender in connection with the enforcement of said indemnification.

“Costs of Collection” includes, without limitation, all attorneys’ reasonable fees, out-of-pocket expenses incurred by the Lender’s attorneys, and all costs and expenses incurred by the Lender, including, without limitation, costs and expenses associated with travel on behalf of the Lender, which costs and expenses are directly or indirectly related to or in respect of the Lender’s administration, negotiation, documentation, and amendment of the Obligations, this Subsidiary Guaranty, and all other instruments and agreements executed in connection with or relating to the Obligations, and in the Lender’s efforts to preserve, protect, collect, or enforce the Obligations and/or the Lender’s Rights and Remedies or any of the Lender’s rights and remedies against or in respect of the Borrower, any other guarantor or other person liable in respect of the Obligations or any collateral granted to the Lender by the Borrower, such guarantor, or other person (whether or not suit is instituted in connection with such efforts).  The Costs of Collection shall be added to the Obligations, as if such had been lent, advanced, and credited by the Lender, to or for the benefit of, the Borrower.

For said good and valuable consideration, with the exception of any claim in which final judgment no longer subject to appeal has been rendered against the Lender by a court of competent jurisdiction in which the Lender has been found to have acted in a grossly negligent manner and/or in bad faith, the undersigned also shall indemnify, defend, and hold the Lender, or any agent, employee, officer, or representative of the Lender, harmless of and from any claim brought or threatened against the Lender or any such person so indemnified by:  the Borrower; the undersigned; any other guarantor or endorser of the Obligations or any other person (as well as from attorneys’ reasonable fees and expenses in connection therewith) on account of the Lender’s relationship with the Borrower, the undersigned, or any other guarantor or endorser of the Obligations (each of which may be defended, compromised, settled, or pursued by the Lender with counsel of the Lender’s selection, but at the expense of the undersigned).

The undersigned will pay on demand interest on all amounts due to the Lender under this Subsidiary Guaranty, or arising under any documents, instruments, or agreements relating to any collateral securing this Subsidiary Guaranty, from the time the Lender first demands payment of this Subsidiary Guaranty at a rate equal to the highest rate chargeable to the Borrower after the earlier of (i) demand or (ii) the occurrence of any Event of Default (as defined) under any instrument, document or agreement executed by the Borrower.

Any and all deposits or other sums at any time credited by or due to the undersigned from the Lender or any of its banking or lending affiliates or any bank acting

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as a participant under any loan arrangement between the Lender and the Borrower, and any cash, securities, instruments or other property of the undersigned in the possession of the Lender, or any of its banking or lending affiliates, and any bank acting as a participant under any loan arrangement between the Lender and the Borrower, whether for safekeeping or otherwise, or in transit to or from the Lender or any of its banking or lending affiliates or any such participants or in the possession of any third party acting on the Lender’s behalf (regardless of the reason the Lender or such affiliate or participant had received same or whether the Lender or such affiliate or participant has conditionally released the same) shall at all times constitute security for all Obligations and for any and all obligations of the undersigned to the Lender, now existing or hereafter arising, and may be applied or set off against such Obligations and against the obligations of the undersigned to the Lender including, without limitation, those arising hereunder, at any time, whether or not such Obligations are then due and whether or not other collateral is then available to the Lender.

The obligations of the undersigned hereunder shall not be affected by the fraudulent, illegal, or improper act by the Borrower, the undersigned, or any person liable or obligated to the Lender for or on the Obligations, by any release, discharge, or invalidation, by operation of law or otherwise, of the Obligations, or by the legal incapacity of the Borrower, the undersigned, or any other person liable or obligated to the Lender for or on the Obligations.  Interest and Costs of Collection shall continue to accrue and shall continue to be deemed Obligations guaranteed hereby notwithstanding any stay to the enforcement thereof against the Borrower or disallowance of any claim therefor against the Borrower.

The within instrument incorporates all discussions and negotiations between the undersigned and the Lender concerning the guaranty and indemnification provided by the undersigned hereby.  No such discussions or negotiations shall limit, modify, or otherwise affect the provisions hereby.  No provision hereof may be altered, amended, waived, canceled or modified, except by a written instrument executed, sealed, and acknowledged by a duly authorized officer of the Lender.

The undersigned waives presentment, demand, notice, and protest with respect to the Obligations and this Subsidiary Guaranty, further waives any delay on the part of the Lender, further waives any right to require the Lender to pursue or to proceed against the Borrower or any collateral which the Lender might have been granted to secure the Obligations or to secure the obligations of the undersigned hereunder, and further waives notice of acceptance of this Subsidiary Guaranty.

The books and records of the Lender showing the account between the Lender and the Borrower shall be admissible in any action or proceeding and constitute prima facie evidence and proof of the items contained therein.

The undersigned assents to any indulgence or waiver that the Lender may grant or give the Borrower and/or any other person liable or obligated to the Lender for or on the

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Obligations.  The undersigned authorizes the Lender to alter, amend, cancel, waive, or modify any term or condition of the Obligations and of the obligations of any other person liable or obligated to the Lender for or on the Obligations, without notice to or consent from, the undersigned, including any increase in the face value of the promissory notes referenced above.  No compromise, settlement, or release by the Lender of the Obligations or of the obligations of any such other person (whether or not jointly liable with the undersigned) and no release of any collateral securing the Obligations or securing the obligations of any such other person shall affect the obligations of the undersigned hereunder.  No action by the Lender that has been assented to herein shall affect the obligations of the undersigned to the Lender hereunder.

The undersigned: shall not exercise any rights against the Borrower, by way of subrogation or otherwise until the Revolving Credit Note and Acquisition Line Note are paid in full and all other Obligations are fully paid and fully performed; shall not prove any claim in competition with the Lender in respect of any payment hereunder in bankruptcy or insolvency proceedings of any nature; shall not claim any set-off or counterclaim against the Borrower in respect of any liability of the undersigned to the Borrower; and waives any benefit of, and any right to participate in, any collateral which may secure the Obligations.  The payment of any amounts due with respect to any indebtedness of the Borrower now or hereafter held by the undersigned is hereby subordinated to the prior payment in full of the Obligations.  The undersigned will not demand, sue for, or otherwise attempt to collect any such indebtedness, and any amounts which are collected, enforced and received by the undersigned shall be held by the undersigned as trustee for the Lender and shall be paid over to the Lender on account of the Obligations without affecting in any manner the liability of the undersigned under the other provisions of this Subsidiary Guaranty.

The undersigned will from time to time at the request of the Lender, provide the Lender with such information concerning the financial condition of the undersigned as the Lender reasonably may request and as required under the Credit Agreement executed herewith.

The undersigned will pay on demand, without limitation, all attorneys’ reasonable fees, out-of-pocket expenses incurred by the Lender’s attorneys and all costs incurred by the Lender, including, without limitation, costs and expenses associated with travel on behalf of the Lender, which costs and expenses are directly or indirectly related to or in respect of the Lender’s administration, negotiation, documentation, and amendment of this guaranty and in the Lender’s efforts to collect and/or to enforce any of the obligations of the undersigned hereunder and/or to enforce any of the Lender’s rights, remedies, or powers against or in respect of the undersigned (whether or not suit is instituted by or against the Lender).

This instrument shall inure to the benefit of the Lender, its successors and assigns, shall be binding upon the heirs, successors, representatives, and assigns of the

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undersigned, and shall apply to all Obligations of the Borrower and any successor to the Borrower, including any successor by operation of law.

The rights, remedies, powers, privileges, and discretions of the Lender hereunder (hereinafter, the “Lender’s Rights and Remedies”) shall be cumulative and not exclusive of any rights or remedies which it would otherwise have.  No delay or omission by the Lender in exercising or enforcing any of the Lender’s Rights and Remedies shall operate as or constitute a waiver thereof.  No waiver by the Lender of any of the Lender’s Rights and Remedies or of any default or remedies under any other agreement with the undersigned, or of any default under any agreement with the Borrower, and any other person liable or obligated for or on the Obligations, shall operate as a waiver of any other of the Lender’s Rights and Remedies or of any default or remedy hereunder or thereunder.  No exercise of any of the Lender’s Rights and Remedies and no other agreement or transaction of whatever nature entered into between the Lender and the undersigned, between the Lender and the Borrower, and/or between the Lender and any such other person at any time shall preclude any other exercise of the Lender’s Rights and Remedies.  No waiver by the Lender of any of the Lender’s Rights and Remedies on any one occasion shall be deemed a waiver on any subsequent occasion, nor shall it be deemed a continuing waiver.  All of the Lender’s Rights and Remedies, and all of the Lender’s rights, remedies, powers, privileges, and discretions under any other agreement or transaction with the undersigned, the Borrower, or any such other person shall be cumulative and not alternative or exclusive, and may be exercised by the Lender at such time or times and in such order of preference as the Lender in its sole discretion may determine.

This instrument and all documents that have been or may be hereinafter furnished by the undersigned to the Lender may be reproduced by the Lender by any photographic, xerographic, facsimile, microfilm, or other process.  Any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business).

The instrument shall be governed, construed, and interpreted in accordance with the laws of The Commonwealth of Massachusetts.  The undersigned submits to the jurisdiction of the courts of The Commonwealth of Massachusetts for all matters in connection herewith as well as for all purposes in connection with any other relationship between the undersigned and the Lender.

The undersigned makes the following waiver knowingly, voluntarily, and intentionally, and understands that the Lender, in the establishment and maintenance of the Lender’s relationship with the Borrower and the undersigned, is relying thereon.  THE UNDERSIGNED TO THE EXTENT ENTITLED THERETO, HEREBY IRREVOCABLY WAIVES ANY PRESENT OR FUTURE RIGHT OF THE UNDERSIGNED, THE BORROWER OR ANY GUARANTOR OR ENDORSERS OF THE BORROWER, OR ANY OTHER SIMILAR PERSON, TO A TRIAL BY JURY OF

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ANY CASE OR CONTROVERSY IN WHICH THE LENDER IS OR BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST THE LENDER OR IN WHICH THE LENDER IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF, OR IS IN RESPECT OF, ANY RELATIONSHIP BETWEEN THE UNDERSIGNED, THE BORROWER, ANY SUCH PERSON AND THE LENDER.

It is the intention of the undersigned that the provisions of the within Subsidiary Guaranty and indemnification be liberally construed to the end that the Lender may be put in as good a position as if the Borrower had promptly, punctually, and faithfully performed all Obligations and the undersigned had promptly, punctually, and faithfully performed hereunder.

Any determination that any provision herein is invalid, illegal, or unenforceable in any respect in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance and shall not affect the validity, legality, or enforceability of any other provision contained herein.

The obligations of the undersigned hereunder shall remain in full force and effect as to all Obligations, without regard to any reduction of the Obligations other than by the undersigned pursuant to this Subsidiary Guaranty, until the delivery of written notice of termination dated and signed by a duly authorized officer of the Lender which notice of termination includes specific reference to this provision.  No termination hereof shall affect any Obligation in existence or outstanding ten (10) days following the date of Lender’s deemed receipt of notice pursuant to Section 10.1 of the Credit Agreement (including, without limitation, those which are contingent or not then due and those which arise out of any check, draft, item, or paper which was made, executed, or drawn prior to the expiration of such ten (10) days, even if received by the Lender thereafter) nor any obligation of the undersigned hereunder, including, without limitation, any which by its terms includes any of the Obligations of a contingent nature (including, without limitation, the indemnification provisions provided for herein).  This Subsidiary Guaranty shall continue to be effective or shall be automatically reinstated, without any further action, notwithstanding any prior termination, if at any time any payment made or value received with respect to a Obligation is rescinded or must otherwise be returned by the Lender upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had not been made or value received.

The obligations of the Subsidiary Guarantor hereunder shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Borrowers to the Lender in respect of the Obligations is rescinded or must be otherwise restored by any holder of any of the Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and the Subsidiary Guarantor, jointly and severally with all other Subsidiary Guarantors, agrees that it will indemnify the Lender on demand for all reasonable costs and expenses (including, without limitation, fees of counsel), incurred by the Lender in connection with such rescission or restoration,

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including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under nay bankruptcy, insolvency or similar law.

No provision of this Subsidiary Guaranty can be changed, waived or discharged except by an instrument in writing signed by the Lender and the Subsidiary Guarantor expressly referring to the provision of this Subsidiary Guaranty to which such instrument relates, and no such waiver shall extend to, affect, or impair any right with respect to any Obligation which is not expressly dealt with therein.  No course of dealing or delay or omission on the part of the Lender in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto.

In any action or proceeding involving any state corporate law, or any state or federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of any Subsidiary Guarantor hereunder would otherwise be held or determined to be void, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability hereunder, then, notwithstanding any other provision hereof to the contrary, the amount of such liability, without any further action by the Subsidiary Guarantor, the Lender or any other Person, be automatically limited and reduced to the highest amount that is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.

This Subsidiary Guaranty is intended to take effect as a sealed instrument to be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts and shall inure to the benefit of the Lender and its successors in title and assigns, and shall be binding on the Subsidiary Guarantor and the Subsidiary Guarantor’s heirs, assigns and legal representatives.

The undersigned certifies that the undersigned read this Subsidiary Guaranty prior to its execution.

[Signature page follows]

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IN WITNESS WHEREOF, the Subsidiary Guarantor has executed this Subsidiary Guaranty or has caused this Subsidiary Guaranty to be executed on its behalf by an officer or other person thereunto duly authorized on the 11th day of May, 2007.

SUBSIDIARY GUARANTOR

ANDOVER MANAGEMENT SERVICES, INC.

By:	/s/ Edwin A. Reilly
Name: Edwin A. Reilly
Title: Chief Executive Officer

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SUBSIDIARY GUARANTY

THIS SUBSIDIARY GUARANTY (“Subsidiary Guaranty”) is made as of May 11, 2007, by and between the entity signatory hereto (the “Subsidiary Guarantor”) and TD Banknorth, N.A., a national banking association with a principal place of business at 61 Main Street, Andover, MA 01810 (“Banknorth” or the “Lender”).

Capitalized terms used but not defined herein shall have the meanings ascribed in the Credit Agreement.

For good and valuable consideration, the receipt and sufficiency of which are acknowledged, and to induce the Lender to enter into the Credit Agreement and to continue to extend credit thereunder, the undersigned unconditionally guaranties, in accordance with the terms hereof and without any prior written notice, jointly and severally with all other Subsidiary Guarantors, that (a) AMI, OMPI and Rainier (the “Borrowers”) will duly and punctually pay or perform, at the place specified therefor, or if no place is specified, at the Lender’s main office or at the branch of the Lender where this Guaranty is given, all of the Obligations (as defined herein) of the Borrowers to the Lender, now or hereafter owing or incurred (including without limitation costs and expenses incurred by the Lender in attempting to collect or enforce any of the foregoing) which are chargeable to the Borrowers either by law or under the terms of the Lender’s arrangements with the Borrowers accrued in each case to the date of payment hereunder; and (b) if there is an agreement or instrument evidencing or executed and delivered in connection with any Obligation, the Borrowers will perform in all other respects strictly in accordance with the terms thereof.

This Subsidiary Guaranty is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance by the Borrowers of the Obligations and not of their collectibility only and is in no way conditioned upon any requirement that the Lender first attempt to collect any of the Obligations from the Borrower or any other party primarily or secondarily liable with respect thereto or resort to any security or other means of obtaining payment of any of the Obligations which the Lender now has or may acquire after the date hereof, or upon any other contingency whatsoever.

The Subsidiary Guarantor further agrees and not as a guarantor only, to pay to the Lender forthwith upon demand, in funds immediately available to the Lender, all reasonable costs and expenses (including court costs and legal expenses) incurred or expended by the Lender in connection with this Subsidiary Guaranty and the enforcement hereof, together with interest on amounts recoverable under this Subsidiary Guaranty from the time such amounts become due until payment at the usual rate charged by the Lender in similar circumstances.

The liability of the Subsidiary Guarantor hereunder shall be unlimited in amount.

“Obligation” and “Obligations” include, without limitation, any and all liabilities, debts, and obligations of the Borrower to the Lender, each of every kind, nature, and description, now existing or hereafter arising under the Credit Agreement of even date herewith, a Revolving Credit Note issued by the Borrower to the Lender in the principal amount of Four Million and 00/100 Dollars ($4,000,000.00), and a Acquisition Line Note of even date herewith issued by the Borrower to the Lender in the principal amount of One Million and 00/100 Dollars ($1,000,000.00).  “Obligations” also includes, without limitation, each obligation to repay all loans, advances, indebtedness, notes, obligations, overdrafts, and amounts now or hereafter at any time owing by the Borrower to the Lender (including all future advances or the like whether or not given pursuant to a commitment by the Lender), whether or not any of such are liquidated, unliquidated, primary, secondary, secured, unsecured, direct, indirect, absolute, contingent, or of any other type, nature, or description, or by reason of any cause of action which the Lender may hold against the Borrower, solely to the extent any of the foregoing obligations arise under or in connection with the Revolving Credit Note, the Acquisition Line Note and the Credit Agreement.  “Obligations” also includes, without limitation, all notes and other obligations of the Borrower now or hereafter assigned to or held by the Lender, each of every kind, nature and description; all interest and other amounts which may be charged to the Borrower and/or which may be due from the Borrower to the Lender from time to time; all fees and charges in connection with any account maintained by the Borrower with the Lender or any service rendered by the Lender; all costs and expenses incurred or paid by the Lender in respect of any agreement between the Borrower and the Lender or instrument furnished by the Borrower to the Lender (including, without limitation, Costs of Collection (as defined below), attorneys’ reasonable fees, and all court and litigation costs and expenses); and any and all covenants of the Borrower to or with the Lender and any and all obligations of the Borrower to act or to refrain from acting in accordance with the terms, provisions, and covenants of any agreement between the Borrower and the Lender or instrument furnished by the Borrower to the Lender, solely to the extent any of the foregoing obligations arise under or in connection with the Revolving Credit Note, the Acquisition Line Note and the Credit Agreement.  As used herein the term “indirect” includes, without limitation, all obligations and liabilities which the Lender may incur or become liable for, on account of, or as a result of any transactions between the Lender and the Borrower including, without limitation, any which may arise out of any letter of credit or acceptance, or similar instrument issued or obligation incurred by the Lender for the account of the Borrower; any which may arise out of any action brought or threatened against the Lender by the Borrower, any guarantor or endorser of the Obligations of the Borrower, or by any other person in connection with the Obligations, solely to the extent any of the foregoing obligations arise under or in connection with the Revolving Credit Note, the Acquisition Line Note and the Credit Agreement; and any obligation of the Borrower which may arise as endorser or guarantor of any third party, or as obligor to any third party, which obligation has been endorsed, participated, or assigned to the Lender.  The term “indirect” also refers to any direct or contingent liability of the Borrower to make payment toward any obligation held by the Lender (including, without limitation, on account of any industrial revenue bond) to the extent so held by the Lender.

Without limiting the foregoing, the undersigned agrees to reimburse the Lender, on demand, for any expenditures that the Lender may make in the exercise of its rights and/or remedies under the Credit Agreement, this Subsidiary Guaranty or any of the other Loan Documents.  The aforesaid indemnification agreement shall include, without limitation, (A) payment in full of the Obligations in the event that the Obligations are not satisfied in accordance with the terms hereof and (B) reasonable attorneys’ fees and expenses and court costs reasonably incurred by the Lender in connection with the enforcement of said indemnification.

“Costs of Collection” includes, without limitation, all attorneys’ reasonable fees, out-of-pocket expenses incurred by the Lender’s attorneys, and all costs and expenses incurred by the Lender, including, without limitation, costs and expenses associated with travel on behalf of the Lender, which costs and expenses are directly or indirectly related to or in respect of the Lender’s administration, negotiation, documentation, and amendment of the Obligations, this Subsidiary Guaranty, and all other instruments and agreements executed in connection with or relating to the Obligations, and in the Lender’s efforts to preserve, protect, collect, or enforce the Obligations and/or the Lender’s Rights and Remedies or any of the Lender’s rights and remedies against or in respect of the Borrower, any other guarantor or other person liable in respect of the Obligations or any collateral granted to the Lender by the Borrower, such guarantor, or other person (whether or not suit is instituted in connection with such efforts).  The Costs of Collection shall be added to the Obligations, as if such had been lent, advanced, and credited by the Lender, to or for the benefit of, the Borrower.

For said good and valuable consideration, with the exception of any claim in which final judgment no longer subject to appeal has been rendered against the Lender by a court of competent jurisdiction in which the Lender has been found to have acted in a grossly negligent manner and/or in bad faith, the undersigned also shall indemnify, defend, and hold the Lender, or any agent, employee, officer, or representative of the Lender, harmless of and from any claim brought or threatened against the Lender or any such person so indemnified by:  the Borrower; the undersigned; any other guarantor or endorser of the Obligations or any other person (as well as from attorneys’ reasonable fees and expenses in connection therewith) on account of the Lender’s relationship with the Borrower, the undersigned, or any other guarantor or endorser of the Obligations (each of which may be defended, compromised, settled, or pursued by the Lender with counsel of the Lender’s selection, but at the expense of the undersigned).

The undersigned will pay on demand interest on all amounts due to the Lender under this Subsidiary Guaranty, or arising under any documents, instruments, or agreements relating to any collateral securing this Subsidiary Guaranty, from the time the Lender first demands payment of this Subsidiary Guaranty at a rate equal to the highest rate chargeable to the Borrower after the earlier of (i) demand or (ii) the occurrence of any Event of Default (as defined) under any instrument, document or agreement executed by the Borrower.

Any and all deposits or other sums at any time credited by or due to the undersigned from the Lender or any of its banking or lending affiliates or any bank acting as a participant under any loan arrangement between the Lender and the Borrower, and any cash, securities, instruments or other property of the undersigned in the possession of the Lender, or any of its banking or lending affiliates, and any bank acting as a participant under any loan arrangement between the Lender and the Borrower, whether for safekeeping or otherwise, or in transit to or from the Lender or any of its banking or lending affiliates or any such participants or in the possession of any third party acting on the Lender’s behalf (regardless of the reason the Lender or such affiliate or participant had received same or whether the Lender or such affiliate or participant has conditionally released the same) shall at all times constitute security for all Obligations and for any and all obligations of the undersigned to the Lender, now existing or hereafter arising, and may be applied or set off against such Obligations and against the obligations of the undersigned to the Lender including, without limitation, those arising hereunder, at any time, whether or not such Obligations are then due and whether or not other collateral is then available to the Lender.

The obligations of the undersigned hereunder shall not be affected by the fraudulent, illegal, or improper act by the Borrower, the undersigned, or any person liable or obligated to the Lender for or on the Obligations, by any release, discharge, or invalidation, by operation of law or otherwise, of the Obligations, or by the legal incapacity of the Borrower, the undersigned, or any other person liable or obligated to the Lender for or on the Obligations.  Interest and Costs of Collection shall continue to accrue and shall continue to be deemed Obligations guaranteed hereby notwithstanding any stay to the enforcement thereof against the Borrower or disallowance of any claim therefor against the Borrower.

The within instrument incorporates all discussions and negotiations between the undersigned and the Lender concerning the guaranty and indemnification provided by the undersigned hereby.  No such discussions or negotiations shall limit, modify, or otherwise affect the provisions hereby.  No provision hereof may be altered, amended, waived, canceled or modified, except by a written instrument executed, sealed, and acknowledged by a duly authorized officer of the Lender.

The undersigned waives presentment, demand, notice, and protest with respect to the Obligations and this Subsidiary Guaranty, further waives any delay on the part of the Lender, further waives any right to require the Lender to pursue or to proceed against the Borrower or any collateral which the Lender might have been granted to secure the Obligations or to secure the obligations of the undersigned hereunder, and further waives notice of acceptance of this Subsidiary Guaranty.

The books and records of the Lender showing the account between the Lender and the Borrower shall be admissible in any action or proceeding and constitute prima facie evidence and proof of the items contained therein.

The undersigned assents to any indulgence or waiver that the Lender may grant or give the Borrower and/or any other person liable or obligated to the Lender for or on the

Obligations.  The undersigned authorizes the Lender to alter, amend, cancel, waive, or modify any term or condition of the Obligations and of the obligations of any other person liable or obligated to the Lender for or on the Obligations, without notice to or consent from, the undersigned, including any increase in the face value of the promissory notes referenced above.  No compromise, settlement, or release by the Lender of the Obligations or of the obligations of any such other person (whether or not jointly liable with the undersigned) and no release of any collateral securing the Obligations or securing the obligations of any such other person shall affect the obligations of the undersigned hereunder.  No action by the Lender that has been assented to herein shall affect the obligations of the undersigned to the Lender hereunder.

The undersigned: shall not exercise any rights against the Borrower, by way of subrogation or otherwise until the Revolving Credit Note and Acquisition Line Note are paid in full and all other Obligations are fully paid and fully performed; shall not prove any claim in competition with the Lender in respect of any payment hereunder in bankruptcy or insolvency proceedings of any nature; shall not claim any set-off or counterclaim against the Borrower in respect of any liability of the undersigned to the Borrower; and waives any benefit of, and any right to participate in, any collateral which may secure the Obligations.  The payment of any amounts due with respect to any indebtedness of the Borrower now or hereafter held by the undersigned is hereby subordinated to the prior payment in full of the Obligations.  The undersigned will not demand, sue for, or otherwise attempt to collect any such indebtedness, and any amounts which are collected, enforced and received by the undersigned shall be held by the undersigned as trustee for the Lender and shall be paid over to the Lender on account of the Obligations without affecting in any manner the liability of the undersigned under the other provisions of this Subsidiary Guaranty.

The undersigned will from time to time at the request of the Lender, provide the Lender with such information concerning the financial condition of the undersigned as the Lender reasonably may request and as required under the Credit Agreement executed herewith.

The undersigned will pay on demand, without limitation, all attorneys’ reasonable fees, out-of-pocket expenses incurred by the Lender’s attorneys and all costs incurred by the Lender, including, without limitation, costs and expenses associated with travel on behalf of the Lender, which costs and expenses are directly or indirectly related to or in respect of the Lender’s administration, negotiation, documentation, and amendment of this guaranty and in the Lender’s efforts to collect and/or to enforce any of the obligations of the undersigned hereunder and/or to enforce any of the Lender’s rights, remedies, or powers against or in respect of the undersigned (whether or not suit is instituted by or against the Lender).

This instrument shall inure to the benefit of the Lender, its successors and assigns, shall be binding upon the heirs, successors, representatives, and assigns of the undersigned, and shall apply to all Obligations of the Borrower and any successor to the Borrower, including any successor by operation of law.

The rights, remedies, powers, privileges, and discretions of the Lender hereunder (hereinafter, the “Lender’s Rights and Remedies”) shall be cumulative and not exclusive of any rights or remedies which it would otherwise have.  No delay or omission by the Lender in exercising or enforcing any of the Lender’s Rights and Remedies shall operate as or constitute a waiver thereof.  No waiver by the Lender of any of the Lender’s Rights and Remedies or of any default or remedies under any other agreement with the undersigned, or of any default under any agreement with the Borrower, and any other person liable or obligated for or on the Obligations, shall operate as a waiver of any other of the Lender’s Rights and Remedies or of any default or remedy hereunder or thereunder.  No exercise of any of the Lender’s Rights and Remedies and no other agreement or transaction of whatever nature entered into between the Lender and the undersigned, between the Lender and the Borrower, and/or between the Lender and any such other person at any time shall preclude any other exercise of the Lender’s Rights and Remedies.  No waiver by the Lender of any of the Lender’s Rights and Remedies on any one occasion shall be deemed a waiver on any subsequent occasion, nor shall it be deemed a continuing waiver.  All of the Lender’s Rights and Remedies, and all of the Lender’s rights, remedies, powers, privileges, and discretions under any other agreement or transaction with the undersigned, the Borrower, or any such other person shall be cumulative and not alternative or exclusive, and may be exercised by the Lender at such time or times and in such order of preference as the Lender in its sole discretion may determine.

This instrument and all documents that have been or may be hereinafter furnished by the undersigned to the Lender may be reproduced by the Lender by any photographic, xerographic, facsimile, microfilm, or other process.  Any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business).

The instrument shall be governed, construed, and interpreted in accordance with the laws of The Commonwealth of Massachusetts.  The undersigned submits to the jurisdiction of the courts of The Commonwealth of Massachusetts for all matters in connection herewith as well as for all purposes in connection with any other relationship between the undersigned and the Lender.

The undersigned makes the following waiver knowingly, voluntarily, and intentionally, and understands that the Lender, in the establishment and maintenance of the Lender’s relationship with the Borrower and the undersigned, is relying thereon.  THE UNDERSIGNED TO THE EXTENT ENTITLED THERETO, HEREBY IRREVOCABLY WAIVES ANY PRESENT OR FUTURE RIGHT OF THE UNDERSIGNED, THE BORROWER OR ANY GUARANTOR OR ENDORSERS OF THE BORROWER, OR ANY OTHER SIMILAR PERSON, TO A TRIAL BY JURY OF

ANY CASE OR CONTROVERSY IN WHICH THE LENDER IS OR BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST THE LENDER OR IN WHICH THE LENDER IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF, OR IS IN RESPECT OF, ANY RELATIONSHIP BETWEEN THE UNDERSIGNED, THE BORROWER, ANY SUCH PERSON AND THE LENDER.

It is the intention of the undersigned that the provisions of the within Subsidiary Guaranty and indemnification be liberally construed to the end that the Lender may be put in as good a position as if the Borrower had promptly, punctually, and faithfully performed all Obligations and the undersigned had promptly, punctually, and faithfully performed hereunder.

Any determination that any provision herein is invalid, illegal, or unenforceable in any respect in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance and shall not affect the validity, legality, or enforceability of any other provision contained herein.

The obligations of the undersigned hereunder shall remain in full force and effect as to all Obligations, without regard to any reduction of the Obligations other than by the undersigned pursuant to this Subsidiary Guaranty, until the delivery of written notice of termination dated and signed by a duly authorized officer of the Lender which notice of termination includes specific reference to this provision.  No termination hereof shall affect any Obligation   This Subsidiary Guaranty shall continue to be effective or shall be automatically reinstated, without any further action, notwithstanding any prior termination, if at any time any payment made or value received with respect to a Obligation is rescinded or must otherwise be returned by the Lender upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had not been made or value received.

The obligations of the Subsidiary Guarantor hereunder shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Borrowers to the Lender in respect of the Obligations is rescinded or must be otherwise restored by any holder of any of the Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and the Subsidiary Guarantor, jointly and severally with all other Subsidiary Guarantors, agrees that it will indemnify the Lender on demand for all reasonable costs and expenses (including, without limitation, fees of counsel), incurred by the Lender in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under nay bankruptcy, insolvency or similar law.

No provision of this Subsidiary Guaranty can be changed, waived or discharged except by an instrument in writing signed by the Lender and the Subsidiary Guarantor expressly referring to the provision of this Subsidiary Guaranty to which such instrument relates, and no such waiver shall extend to, affect, or impair any right with respect to any Obligation which is not expressly dealt with therein.  No course of dealing or delay or omission on the part of the Lender in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto.

In any action or proceeding involving any state corporate law, or any state or federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of any Subsidiary Guarantor hereunder would otherwise be held or determined to be void, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability hereunder, then, notwithstanding any other provision hereof to the contrary, the amount of such liability, without any further action by the Subsidiary Guarantor, the Lender or any other Person, be automatically limited and reduced to the highest amount that is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.

This Subsidiary Guaranty is intended to take effect as a sealed instrument to be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts and shall inure to the benefit of the Lender and its successors in title and assigns, and shall be binding on the Subsidiary Guarantor and the Subsidiary Guarantor’s heirs, assigns and legal representatives.

The undersigned certifies that the undersigned read this Subsidiary Guaranty prior to its execution.

[Signature page follows]

IN WITNESS WHEREOF, the Subsidiary Guarantor has executed this Subsidiary Guaranty or has caused this Subsidiary Guaranty to be executed on its behalf by an officer or other person thereunto duly authorized on the       day of May, 2007.

SUBSIDIARY GUARANTOR

RAINIER ACQUISITION CORP.

By:	/s/ Edwin A. Reilly
Name: Edwin A. Reilly
Title: Chief Executive Officer